December 18, 2001



The GKM Funds
11150 Santa Monica Boulevard
Los Angeles, California  90025

Gentlemen:

     The undersigned hereby purchases 2,500 shares of the GKM Growth Fund at $10.00 per share, representing a total investment of $25,000 in the shares of the GKM Growth Fund, a series of The GKM Funds. The undersigned hereby represents that (i) such purchase is for investment purposes, and (ii) the undersigned has no present intention of redeeming or selling said shares.



                                                /s/ Charles Andre Ughetta
                                                -----------------------------
                                                    Charles Andre Ughetta

December 18, 2001



The GKM Funds
11150 Santa Monica Boulevard
Los Angeles, California  90025

Gentlemen:

     The undersigned hereby purchases 2,500 shares of the GKM Growth Fund at $10.00 per share, representing a total investment of $25,000 in the shares of the GKM Growth Fund, a series of The GKM Funds. The undersigned hereby represents that (i) such purchase is for investment purposes, and (ii) the undersigned has no present intention of redeeming or selling said shares.


                                                /s/ Christina Ann Ughetta
                                                -----------------------------
                                                    Christina Ann Ughetta

December 17, 2001



The GKM Funds
11150 Santa Monica Boulevard
Los Angeles, California  90025

Gentlemen:

     The undersigned hereby purchases 5,000 shares of the GKM Growth Fund at $10.00 per share, representing a total investment of $50,000 in the shares of the GKM Growth Fund, a series of The GKM Funds. The undersigned hereby represents that (i) such purchase is for investment purposes, and (ii) the undersigned has no present intention of redeeming or selling said shares.


                                                /s/ Kathryn Dugan Ughetta
                                                -----------------------------
                                                    Kathryn Dugan Ughetta